Exhibit 10


                               POWER OF ATTORNEY


     By this POWER OF ATTORNEY given on Tuesday the 8th day of October, 2002, SIX CONTINENTS PLC whose registered office is situated at 20 North Audley Street, London W1K 6WN (hereinafter called "the Company"),

1.   HEREBY APPOINTS

     Robert Chitty and Michael Goodson acting together or individually (each hereinafter called "the Attorney") to be the lawful Attorney of the Company and in its name and on its behalf but only to the extent and subject to the conditions specified below:

     1.1 To execute and deliver on behalf of the Company one or more amendments to the Statement on Schedule 13D filed by the Company on November 9, 1998 relating to shares of Common Stock, par value $0.01 per share, of FelCor Lodging Trust, Inc., as amended to date, and to execute and deliver such other documents as may be required under the U.S. Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

2. WE HEREBY DECLARE that the said appointment and the instructions herein contained shall continue in effect from the date hereof for a period of three months or until it is repealed by the Company.

This document is executed and delivered as a deed on the date stated at the beginning of this document.

The Common Seal of Six Continents PLC was hereunto affixed in the presence of:

    /s/ T. Clarke
-------------------------
Tim Clarke                                               [Seal]
Director

   /s/ R. I. Winter
-------------------------
Richard I. Winter
Secretary